UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31,2026

                          SecureTech Innovations, Inc.

 (Exact name of registrant as specified in its charter)

Wyoming	000-55927	82-0972782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           2355 Highway 36 West, Suite 400, Roseville, MN 55113

 (Address of principal executive offices and zip code)

                                    (651) 317-8990

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCTH	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On July 31, 2026, the Board of Directors of SecureTech Innovations, Inc. (“SecureTech” or “Company”) dismissed Gary Cheng CPA Limited (“GCCPA”) from its position as the independent registered public accounting firm for SecureTech. SecureTech does not have a seated Audit Committee. The decision to dismiss GCCPA and to engage a successor independent registered public accounting firm was approved by SecureTech’s Board of Directors.

During SecureTech’s most recent fiscal year ended December 31, 2025, and the subsequent interim period (which is the period during which GCCPA served as the Company’s independent registered public accounting firm), through July 31, 2026, the date of dismissal, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) between SecureTech and GCCPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GCCPA, would have caused GCCPA to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of SecureTech for such year. Except for the reportable events described below, there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act) during this same period.

As previously disclosed in Part II, Item 9A “Controls and Procedures” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and under Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, management concluded that the Company’s internal control over financial reporting was not effective due to the existence of the following material weaknesses: (i) the Company does not have an Audit Committee; and (ii) the Company does not have an independent Board of Directors, nor does it have a board member designated as an independent financial expert. The Board of Directors is comprised of two (2) members, both of whom also serve as executive officers. As a result, there has been a lack of independent oversight of the management team, a lack of independent review of the Company’s operating and financial results, and a lack of independent review of disclosures made by the Company. These weaknesses have existed since the Company’s inception on March 2, 2017  and had not been remediated as of March 31, 2026. As of the date of this Current Report, the Company has taken the following steps toward remediating the identified material weaknesses: (i) Brian Zucker, CPA, was formally nominated as an independent director and member of the Audit, Nominating, and Compensation Committee (announced on March 31, 2026); (ii) Robert V. Castro, CPA/CGMA, was formally nominated as an independent director and member of the Audit, Nominating, and Compensation Committee (announced on April 7, 2026); and (iii) Robert J. Williams, CPA, was formally nominated as an independent director and member of the Audit, Nominating, and Compensation Committee (announced on April 14, 2026). Upon election and seating of these nominees, the Company expects to establish a fully independent Audit Committee and satisfy the requirements for independent board oversight, thereby remediating the material weaknesses described above.

Subsequent to the initial communication regarding the audit transition, the Company’s management identified and evaluated classification matters under U.S. GAAP concerning previously issued financial statements for the fiscal year ended December 31, 2025, and the interim periods ended June 30, 2025, September 30, 2025, and March 31, 2026. Specifically, management determined that:

i)The historical presentation of the redeemable non-controlling interest in Zhejiang Jizhu Technology Co., Ltd. (a subsidiary of the Company incorporated in the People’s Republic of China) was misclassified in permanent equity and requires reclassification to mezzanine (temporary) equity pursuant to ASC 480-10-S99, along with corresponding accretion adjustments; and

ii)Certain accounts receivable previously presented as current assets require reclassification to non-current assets.

As a result of these findings, management and the Board of Directors concluded, after discussion with GCCPA, that the financial statements for the aforementioned periods should no longer be relied upon and will require restatement. Management and the Board of Directors also concluded that a material weakness in internal control over financial reporting exists regarding the Company’s accounting and financial reporting controls over complex equity instruments and balance sheet asset classifications.

Effective July 31, 2026, GCCPA’s engagement as the Company’s independent registered public accounting firm for prospective periods was terminated. However, the Company has re-engaged GCCPA under a separate, limited-scope engagement for the sole purpose of re-auditing the restated consolidated financial statements for the year ended December 31, 2025, and completing the interim reviews for the affected quarterly periods ended June 30, 2025, September 30, 2025, and March 31, 2026. In order to effect the restatements resulting from management's reclassifications of the redeemable non-controlling interest and accounts receivable, the Company expects to file Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2025, and Amendments to its Quarterly Reports on Form 10-Q/A for the respective interim periods with the U.S. Securities and Exchange Commission (“SEC”) upon completion of GCCPA’s work.

The Board of Directors has discussed this financial reporting matter with GCCPA, and they believe it represents a reportable event occurring prior to the finalization of GCCPA’s dismissal.

GCCPA’s audit report on SecureTech’s consolidated financial statements for the fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified with respect to uncertainty, audit scope, or accounting principles, except that the report included an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern due to recurring net losses from operations and an accumulated deficit.

The Company has provided GCCPA with a copy of the foregoing disclosures under Item 4.01 on Form 8-K prior to filing it with the SEC and has requested that GCCPA furnish to SecureTech with a letter addressed to the SEC stating whether it agrees with the statements made by SecureTech in this Item 4.01 on Form 8-K. A copy of GCCPA’s letter, dated July 31, 2026, is attached as Exhibit 16.1 to this report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On July 31, 2026, Marcum Asia CPAs LLP (“Marcum Asia”) was engaged by SecureTech’s Board of Directors as SecureTech’s independent registered public accounting firm, to review SecureTech’s consolidated financial statements for the quarterly periods ended June 30, 2026 and ending September 30, 2026, and to audit SecureTech’s consolidated financial statements for the fiscal year ending December 31, 2026.

During the most recent fiscal year and through July 31, 2026 (which is the period during which GCCPA served as the Company's independent registered public accounting firm), neither SecureTech, nor anyone on its behalf, consulted Marcum Asia regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on SecureTech’s consolidated financial statements; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 31, 2026, the Board of Directors, which is acting in the absence of an audit committee, after discussion with GCCPA, concluded that the Company’s previously issued financial statements for the fiscal year ended December 31, 2025, and for the interim periods for the six months ended June 30, 2025, the nine months ended September 30, 2025 and the three months ended March 31, 2026 (the “Affected Periods”), should no longer be relied upon due to (i) certain accounts receivable previously presented as current assets requiring reclassification to non-current assets, and (ii) errors in the application of accounting principles related to the historical presentation of the non-controlling interest in the Company’s subsidiary Zhejiang Jizhu Technology Co., Ltd. (as described above). Specifically, the Company determined that the financial statements for the Affected Periods will require a restatement to reclassify (i) the above-referenced instruments from permanent equity to mezzanine equity along with corresponding accretion adjustments and (ii) the above-referenced accounts receivable from current to non-current assets.

This determination was discussed with GCCPA, who concurred with the Company’s conclusion that the financial statements for the Affected Periods should not be relied upon. The Company has authorized GCCPA to respond fully to any inquiries of Marcum Asia, the Company’s successor independent registered public accounting firm, concerning these matters. The Company is currently taking appropriate actions to address these issues, including filing restated financial statements where necessary and preparing revised filings.

Item 7.01	Regulation FD Disclosure

On August 5, 2026, SecureTech issued a press release announcing the engagement of Marcum Asia as its independent registered public accounting firm. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

16.1	Letter dated August 5, 2026 from Gary Cheng CPA Limited, addressed to the U.S. Securities and Exchange Commission, confirming the disclosure contained in Item 4.01 of this report on Form 8-K
99.1	Press Release issued by SecureTech Innovations, Inc. on August 5, 2026 (furnished, not filed)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, statements regarding the engagement of Marcum Asia as SecureTech’s independent registered public accounting firm, the expected scope and timing of Marcum Asia’s review and audit services, the anticipated transition from SecureTech’s former independent registered public accounting firm, and other statements that are not historical facts. These statements are often identified by words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “should,” and similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements that the transition between independent registered public accounting firms may not proceed as anticipated, and other risks described in SecureTech’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of SecureTech’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q. SecureTech undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2026	By:	SECURETECH INNOVATIONS, INC. /s/ J. Scott Sitra
President, Chief Executive Officer, Principal Executive Officer, and Director